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                                POWER OF ATTORNEY
                                -----------------

         Each director and/or officer of NetMed, Inc. (the "Corporation") whose signature appears below hereby appoints David J. Richards, Kenneth B. Leachman, and William J. Kelly, Jr. as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 1998, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 23, 1999.


     SIGNATURE                              TITLE

/s/David J. Richards               President,  Director
-------------------------          (Principal Executive Officer)
   David J. Richards

/s/Kenneth B. Leachman             Executive Vice President-Finance,
-------------------------          Treasurer (Principal Financial and
   Kenneth B. Leachman             Accounting Officer)

/s/Treavor Ferger
-------------------------
   Trevor Ferger                   Director

/s/Cecil J. Petitti
-------------------------
   Cecil J. Petitti                Director

/s/Michael S. Blue
-------------------------
   Michael S. Blue                 Director

/s/Robert J. Massey
-------------------------
   Robert J. Massey                Director

/s/James F. Zid
-------------------------
   James F. Zid                    Director

/s/Susan M. O'Toole
-------------------------
   Susan M. O'Toole                Director